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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the registration statements of Intersolv, Inc. on Form S-8 (File Nos. 333-34289, 33-56220, 33-86590, 33-64643,
33-83794 and 33-37110) of our report, dated June 17, 1998, on our audits of the financial statements of Intersolv, Inc., which report is included in this annual report on Form 10-K.


                                                   PricewaterhouseCoopers LLP


McLean, Virginia
July 8, 1998